Investor Presentation May 2023 Exhibit 99.1

Non - GAAP financial measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non - GAAP financial measures contained in this document to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document . This document contains the following non - GAAP financial measures : adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) on a consolidated basis ; adjusted diluted earnings from continuing operations per share (“adjusted EPS”) ; adjusted operating ratio for our North American less - than - truckload segment ; adjusted net income from continuing operations attributable to common shareholders ; free cash flow ; adjusted operating income for our North American less - than - truckload segment ; and return on invested capital ("ROIC") for our North American less - than - truckload segment . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, adjusted net income from continuing operations attributable to common shareholders and adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs, and other adjustments as set forth in the attached tables . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, stock - based compensation, retention awards, and internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO’s and each business segment’s ongoing performance . We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value . We calculate free cash flow as net cash provided by operating activities from continuing operations, less payment for purchases of property and equipment plus proceeds from sale of property and equipment . We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that adjusted net income from continuing operations attributable to common shareholders and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition - related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables . We believe that adjusted operating income and adjusted operating ratio improve the comparability of our operating results from period to period by removing the impact of certain transaction and integration costs and restructuring costs, as well as amortization expenses . We believe that ROIC is an important metric as it measures how effectively we deploy our capital base . ROIC is calculated as net operating profit after tax ("NOPAT"), divided by invested capital . NOPAT is calculated as adjusted EBITDA less depreciation expense, pension income, real estate gains and cash taxes plus operating lease interest . Invested capital is calculated as operating assets less non - debt liabilities . With respect to our financial targets for the six - year period 2021 through 2027 of North American less - than - truckload adjusted EBITDA CAGR, adjusted operating ratio and ROIC, a reconciliation of these non - GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non - GAAP target measures . The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward - looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation . 2

3 Forward - looking statements This document includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements relating to our full year 2023 expectations of gross capex of $ 500 million to $ 600 million, interest expense of $ 185 million to $ 195 million, pension income of approximately $ 20 million, effective tax rate of 24 % to 26% , and diluted share count of 117 million, and our six - year period 2021 through 2027 financial targets of North American LTL revenue CAGR of 6 % to 8% , adjusted EBITDA CAGR of 11 % to 13% , adjusted operating ratio improvement of at least 600 bps, and return on invested capital (ROIC) above 30% . All statements other than statements of historical fact are, or may be deemed to be, forward - looking statements . In some cases, forward - looking statements can be identified by the use of forward - looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms . However, the absence of these words does not mean that the statements are not forward - looking . These forward - looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following : economic conditions generally ; the severity, magnitude, duration and aftereffects of the COVID - 19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors ; our ability to align our investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to our customers’ demands ; our ability to implement our cost and revenue initiatives ; the effectiveness of our action plan, and other management actions, to improve our North American LTL business ; our ability to benefit from a sale or other divestiture of one or more business units ; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies ; goodwill impairment, including in connection with a business unit sale or other divestiture matters related to our intellectual property rights ; fluctuations in currency exchange rates ; fuel price and fuel surcharge changes ; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China ; the expected benefits of the spin - off of RXO, Inc .; the impact of the prior spin - offs of GXO Logistics, Inc . and RXO, Inc . on the size and business diversity of our company ; the ability of the spin - off of a business unit to qualify for tax free treatment for U . S . federal income tax purposes ; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems ; our indebtedness ; our ability to raise debt and equity capital ; fluctuations in fixed and floating interest rates ; our ability to maintain positive relationships with our network of third - party transportation providers ; our ability to attract and retain qualified drivers ; labor matters ; litigation ; risks associated with our self - insured claims ; risks associated with defined benefit plans for our current and former employees ; the impact of potential sales of common stock by our chairman ; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes ; governmental or political actions, including the United Kingdom’s exit from the European Union ; and competition and pricing pressures . All forward - looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations . Forward - looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward - looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law .

Solid first quarter 2023 results 4 Q1 Highlights $1.9 billion of revenue, up 1% YoY $210 million of adjusted EBITDA, up 14% YoY $0.56 adjusted diluted earnings per share, up 22% YoY $224 million of capital expenditures LTL damage claims ratio of 0.7% improved from 1.1% in Q1’22 LTL shipments per day, up 1.5% YoY LTL adjusted operating ratio of 89.6%, 70 bps sequential improvement from Q4’22 Refer to "Non - GAAP Financial Measures" section on page 2 and Appendix for related information Highest first quarter LTL service quality in over a decade

5 First quarter 2023 summary of results REVENUE $1.91 billion NET INCOME 1 $17 million DILUTED EARNINGS PER SHARE 2 $0.15 ADJUSTED NET INCOME 1 $ 65 million ADJUSTED DILUTED EPS 2 $ 0.56 ADJUSTED EBITDA $ 210 million CASH FLOW FROM OPERATING ACTIVITIES 3 $76 million FREE CASH FLOW $ (140) million NORTH AMERICAN LTL REVENUE $1.12 billion ADJUSTED EBITDA $182 million ADJUSTED OPERATING RATIO 89.6% 1 Net income from continuing operations attributable to common shareholders 2 Diluted earnings from continuing operations per share 3 Net cash provided by operating activities from continuing operations Refer to "Non - GAAP Financial Measures" section on page 2 and Appendix for related information EUROPEAN TRANSPORTATION REVENUE $787 million ADJUSTED EBITDA $37 million BY SEGMENT

1 An LTL leader in a bedrock industry with disciplined pricing and deep competitive moat 2 3 4 5 Why invest in XPO? Critical nationwide LTL network coverage, with in - house sources of capacity Data - driven levers of profit growth embedded in proprietary technology High - ROIC business with compelling outlook and well - defined growth strategy Results - oriented leaders with long history of transforming operations Revenue CAGR of 6% to 8% Adjusted EBITDA CAGR of 11% to 13% Adjusted operating ratio improvement of a t least 600 bps LTL targets for growth, profitability and efficiency, 2021 - 2027 6 Note: Targets are for North American LTL only and assume 8% to 12% gross capex as a percent of revenue, on average, over the nex t several years Refer to "Non - GAAP Financial Measures" section on page 2 for related information

Strongly positioned in North American LTL, an industry with rock - solid credentials 7 7

XPO is one of the largest carriers in a compelling industry for investment • $59 billion bedrock industry for the US economy; with 77% of share held by top 10 LTL players • Diverse demand across verticals, with secular growth drivers • Attractive pricing environment, with industry pricing positive YoY each year for over a decade • Strong service quality is key gating factor for share gains • Industry terminal capacity has stayed nearly flat for a decade, while demand had trended up 1 6% North American LTL industry revenue CAGR Sources: Third - party research; company filings Note: revenue CAGR is for period 2010 - 2022 1 US terminals, includes ARCB, FDX, ODFL, SAIA, XPO and YELL; total number of service centers includes zones with doors 8

XPO moves LTL freight over 750 million miles a year for customers Note: Company data for North American LTL segment as of December 31, 2022, unless otherwise noted; Terminals, employees, driv ers , and trailers are as of March 31, 2023. Refer to "Non - GAAP Financial Measures" section on page 2 and Appendix for related information 18 billion pounds of freight per year 6 2 0 million l inehaul miles run per year >12 million s hipments per year 2 7 ,000 a ccounts served 8% 202 2 industry share 9% 2022 revenue allocated to gross capex $4. 6 billion annual r evenue 3 4 % r eturn on invested capital 9 22,0 0 0 e mployees 13,0 0 0 d rivers 2 9 ,0 0 0 t railers 294 terminals

National scale with hub - and - spoke coverage of 99% of US zip codes Note: XPO also provides service to Alaska, Hawaii and the Caribbean (not shown) 10 Freight Assembly Centers Terminals 294 terminals, with strategic investments focused on high - demand markets

Strategic mix of blue - chip customers and a strong base of local accounts 11 2% revenue from largest customer, low concentration risk 16 - y ear average t enure of t op 10 customers 27,000 customers as of December 31, 2022 Selected customers of XPO

XPO is well - positioned to gain share in a stable competitive landscape $10.2 $6.2 $5.2 $4.6 $4.4 $4.0 $3.0 $2.9 $2.8 $1.7 Sources: Third - party research; company filings = top 10 LTL carriers by revenue a decade ago x x x x x x x x x 12 9 largest carriers were also in the top 10 a decade ago Top 10 LTL carriers by 2022 revenue $ in billions

LTL growth plan and levers 13

Executing all parts of LTL 2.0 growth plan with strong momentum

▶ Provide best-in-class service

- Building a best-in-class service organization
- Incentivizing employees to drive service quality
- Improved Q1 damage claims ratio to 0.7%, from 1.2% at launch of LTL 2.0

▶ Invest in our network for the long-term

- Expanding linehaul fleet with tractors and in-house trailer manufacturing
- Adding new doors in capacity-constrained markets

▶ Accelerate yield growth

- Leveraging service excellence to earn higher contractual pricing
- Growing share of higher-yielding local channel
- Expanding accessorial revenue from value-added services

▶ Drive cost efficiencies

- Insourcing more linehaul miles: reduced Q1 outsourced miles by ~300 bps YoY
- Improving productivity of pickup-and-delivery and dock operations

14

XPO

15 Drivers of 11% to 13% adjusted EBITDA CAGR in North American LTL, 2021 - 2027 Combination of volume gains + pricing over inflation 6% to 7% 3% to 4% 2% Operating costs optimized through technology Linehaul insourced from third parties Expected components and contributions 11% to 13% 4

Damage Claims Ratio (as a % of LTL Revenue) Note: Based on claims payment data 16 LTL 2.0 service initiatives driving significant improvement in damage claims ratio

XPO is winning business as a top carrier for service quality, based on customer experience H ighest employee satisfaction score in a decade at YE 2022 17% better employee retention 17 Note: Data points are for full year 2022 unless otherwise specified 47 % of drivers have 10+ years tenure Experienced drivers are the #1 asset for service quality 100+ graduates in field management Strong leadership training channels leverage talent 54% trainee diversity in field management DE&I initiatives identify and advance promising candidates

$145 $197 $145 $197 $424 3.8% 5.2% 4.1% 4.8% 9.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 100 200 300 400 500 600 700 2018 2019 2020 2021 2022 Gross capex as a % of revenue 1 Gross capex ($ millions) Disciplined investing in high - return projects 18 Tractor age in years As of December 31 5.3 5.1 5.4 5.9 5.9 1 Excludes XPO’s trailer manufacturing operation 2 ROIC for six - year period 2021 through 2027 Growth plan anticipates gross capex of 8% to 12% of revenue on average for the next several years, and ROIC above 30% 2

XPO’s in - house capabilities are distinct competitive advantages Trailer manufacturing facility in Arkansas • Expanded linehaul trailer fleet by 4,700 units or 10% in 2022 • Self - sufficient for critical component of fleet capacity, instead of relying on OEMs • Added second production line in January 2022 and third line in December 2022 • Maintains OEM parts inventories for maintenance shops in the XPO network • Plan to produce >6,000 trailers in 2023 19 Ability to control capacity and timing to best meet demand National footprint of 130 commercial driver training schools • Trained over 1,700 drivers in 2022, nearly double the 2021 count • Unique advantage in combatting industrywide driver shortage • XPO - trained drivers historically have better safety records and less turnover • Dockworker - to - driver career paths and upskilling options enhance retention

Appendix 20

European Transportation s egment • In France: the #1 full truckload (FTL) broker and the #1 pallet network (LTL) provider • In Iberia (Spain and Portugal): the #1 FTL broker and the #1 LTL provider • In the UK: a top - tier dedicated truckload provider, and the largest single - owner LTL network • Serves a diverse base of customers with consumer, trade and industrial markets, including many sector leaders that have long - tenured relationships with XPO • Range of services includes dedicated truckload, LTL, FTL brokerage, managed transportation, last mile and freight forwarding, as well as multimodal solutions that are customized to reduce CO 2 e emissions XPO’s unique pan - European transportation platform has leading positions in key geographies 21

22 The following table reconciles XPO’s net income from continuing operations attributable to common shareholders for the period s ended March 31, 2023 and 2022 to adjusted EBITDA for the same periods. Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Reconciliation of net income from continuing operations to adjusted EBITDA Financial reconciliations $ in millions (unaudited) Change % Net income from continuing operations attributable to common shareholders $ 17 $ 32 -46.9% Interest expense 42 37 Income tax provision 4 8 Depreciation and amortization expense 101 94 Transaction and integration costs 22 7 Restructuring costs 24 6 Adjusted EBITDA $ 210 $ 184 14.1% Three Months Ended March 31, 2023 2022

23 The following table reconciles XPO’s net income from continuing operations attributable to common shareholders for the period s ended March 31, 2023 and 2022 to adjusted net income from continuing operations attributable to common shareholders for the same periods. 1 The income tax rate applied to reconciling items is based on the GAAP annual effective tax rate, excluding discrete items, no n - deductible compensation, and contribution - and margin - based taxes Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Financial reconciliations (cont.) Reconciliation of adjusted net income and adjusted diluted earnings per share $ in millions, except per-share data (unaudited) Net income from continuing operations attributable to common shareholders $ 17 $ 32 Amortization of acquisition-related intangible assets 13 14 Transaction and integration costs 22 7 Restructuring costs 24 6 Income tax associated with the adjustments above (1) (11) (6) Adjusted net income from continuing operations attributable to common shareholders $ 65 $ 53 Adjusted diluted earnings from continuing operations per share $ 0.56 $ 0.46 Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 116 116 2023 2022 Three Months Ended March 31,

24 The following table reconciles XPO’s net cash provided by operating activities from continuing operations for the periods end ed March 31, 2023 and 2022 to free cash flow for the same periods. Financial reconciliations (cont.) Reconciliation of cash flows from operating activities of continuing operations to free cash flow Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Net cash provided by operating activities from continuing operations $ 76 $ 188 Payment for purchases of property and equipment (224) (123) Proceeds from sales of property and equipment 8 3 Free cash flow $ (140) $ 68 Three Months Ended March 31, 2023 2022

25 The following table reconciles XPO’s operating income attributable to its North American less - than - truckload segment to adjusted operating income, adjusted operating ratio and adjusted EBITDA for the respective periods shown in the table below. Financial reconciliations (cont.) Reconciliation of North American less - than - truckload adjusted operating ratio and adjusted EBITDA Note: In the first quarter 2023, the company began allocating incremental corporate costs from corporate to the North American less - than - truckload segment. Prior periods have been recast to reflect these incremental allocations, which approximated $80 million annually 1 Fuel, operating expenses and supplies includes fuel - related taxes 2 Operating ratio is calculated as (1 – (operating income divided by revenue)) 3 Adjusted operating ratio is calculated as (1 – (adjusted operating income divided by revenue)); adjusted operating margin is the inverse of adjusted operating ratio 4 Adjusted EBITDA is used by the company’s chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Revenue (excluding fuel surcharge revenue) $ 903 $ 851 Fuel surcharge revenue 217 242 Revenue 1,120 1,093 Salaries, wages and employee benefits 555 546 Purchased transportation 99 106 Fuel, operating expenses and supplies (1) 248 242 Operating taxes and licenses 12 11 Insurance and claims 28 25 (Gains) losses on sales of property and equipment 1 (54) Depreciation and amortization 68 64 Transaction and integration costs - 1 Restructuring costs 6 - Operating income 103 152 Operating ratio (2) 90.8% 86.1% Amortization expense 8 8 Transaction and integration costs - 1 Restructuring costs 6 - Gains on real estate transactions - (55) Adjusted operating income $ 117 $ 106 Adjusted operating ratio (3) 89.6% 90.3% Depreciation expense 60 56 Pension income 4 15 Gains on real estate transactions - 55 Other 1 - Adjusted EBITDA (4) $ 182 $ 232 2023 2022 December 31, Three Months Ended March 31,

26 The following table calculates XPO's return on invested capital (ROIC) attributable to its North American less - than - truckload se gment for the periods presented. We believe that ROIC is an important metric, as it measures how effectively we deploy our capital bas e. ROIC is calculated as net operating profit after tax (NOPAT), divided by invested capital. NOPAT is calculated as adjusted EB ITD A less depreciation expense, pension income, real estate gains and cash taxes plus operating lease interest. Invested capital is cal cul ated as operating assets less non - debt liabilities. Financial reconciliations (cont.) North American less - than - truckload return on invested capital 1 Operating lease interest is calculated as period end operating lease assets multiplied by XPO’s incremental borrowing rate, n et of tax 2 Cash taxes is calculated as the ratio of the North American less - than - truckload segment’s adjusted EBITDA, excluding real estat e gains, to XPO adjusted EBITDA, multiplied by XPO’s cash paid for taxes Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Select income statement items Adjusted EBITDA $ 1,012 (-) Corporate costs (1) 80 (-) Depreciation 205 (-) Pension income 59 (-) Real estate gains 55 (+) Operating lease interest (2) 12 (-) Cash taxes (3) 83 Net operating profit after tax (NOPAT) $ 542 Select balance sheet items Total assets (excluding intercompany and investment in affiliates) $ 3,288 (-) Cash (5) (-) Goodwill and intangibles 1,024 Operating assets 2,269 Total liabilities (excluding intercompany) 1,119 (-) Short-term debt 18 (-) Operating lease liabilities 417 (-) Long-term debt 27 Non-debt liabilities 657 Invested capital $ 1,612 Return on invested capital 34% As of December 31, 2022 Year Ended December 31, 2022 $ in millions (unaudited) Select income statement items Adjusted EBITDA $ 932 (-) Depreciation 205 (-) Pension income 59 (-) Real estate gains 55 (+) Operating lease interest (1) 12 (-) Cash taxes (2) 83 Net operating profit after tax (NOPAT) $ 542 Year Ended December 31, 2022

27 The company provided the following expectations for the full year 2023: • Gross capex of $500 million to $600 million • Interest expense of $185 million to $195 million • Pension income of approximately $20 million • Effective tax rate of 24% to 26% • Diluted share count of 117 million Full year 2023 planning assumptions